Exhibit 99.1
Match Group Appoints Laura Jones and Spencer Rascoff to Board of Directors
Appointments Follow Constructive Engagement with Elliott Investment Management
DALLAS, March 25, 2024 -- Match Group (NASDAQ: MTCH) ("Match" or the "Company") announced today that it has appointed Laura Jones and Spencer Rascoff to the Company's Board of Directors, effective immediately.
"We are pleased to welcome Laura and Spencer to the Match Group Board as part of our ongoing efforts to add skills and expertise that complement the capabilities of our existing directors and will further support the Company's long-term success," said Tom McInerney, Chairman of Match Group. "Laura has deep experience creating best-in-class marketing organizations that have shaped brands and fueled growth, and Spencer is a distinguished entrepreneur with a proven track record of building and scaling consumer internet businesses. This is a time of great opportunity for Match Group, and we believe Laura and Spencer will be additive as we deliver on our strategy to drive value."
"At Match Group, we are focused on continuously innovating and evolving our global platform," said Bernard Kim, Chief Executive Officer at Match Group. "To that end, we are executing strategies to enhance performance at Tinder, continue to drive growth at Hinge and improve user experiences across our platform to meet changing needs and expectations. I look forward to collaborating with Laura, Spencer and the rest of the Board as we create value by connecting millions of people around the world in meaningful ways."
"I'm honored to be joining the Match Group Board during this incredibly important time for the Company as it continues to evolve and address the changing needs of its customers," said Ms. Jones. "I look forward to working with the rest of the Match Group Board and management team and bringing my global marketing and product expertise to the Company as it focuses on driving long-term user and revenue growth."
"I'm joining the Match Group Board because of the opportunity to build on the Company's disruptive technology and AI to evolve existing brands and build new ones," said Mr. Rascoff. "Match Group has a strong foundation, and I am eager to accelerate the momentum underway to generate value for all stakeholders."
The appointments followed a constructive dialogue with Elliott Investment Management, L.P. (together with its affiliates, "Elliott"), with which the Company also entered into an information-sharing agreement to facilitate ongoing collaboration toward the Board's goal of driving sustainable value for all shareholders.
Marc Steinberg, Partner at Elliott, said, "We are one of the largest investors of Match Group today because we believe in its opportunity for significant value creation as the global leader in online dating. We appreciate the collaboration with management and the Board over the past several months, and we are confident that Laura Jones and Spencer Rascoff are strong additions to the Board. We believe their unique skills and perspectives will help support the Company through its next phase of growth, and we look forward to continuing our collaboration with Match Group and its management team as the Company executes on the substantial opportunity ahead."
Mr. McInerney continued, "We have engaged constructively with Elliott and appreciate the feedback they have shared. We remain confident in our portfolio strategy and our ability to drive long-term sustainable growth and increase profitability."
Match Group looks forward to continuing to engage with Elliott and all its shareholders, including at an investor day, to showcase the Company's full management team and business prospects. The Company will provide more details on the investor day once a date for the event has been set.
About Laura Jones
Ms. Jones is the Chief Marketing Officer at Instacart, where she is responsible for shaping a cohesive brand, fueling the company's growth and developing a world-class marketing organization. She oversees all Marketing functions encompassing brand, partner and product marketing, CRM, the Creative Studio, and the full-funnel media team spanning brand and performance. Prior to Instacart, Ms. Jones spent six years at Uber, most recently as the Global Head of Marketing for its Rides business. At Uber, she built the global product marketing team from the ground up, spanning the entire product portfolio (Rides, Eats, Freight, etc). Before Uber, Ms. Jones held various senior marketing positions at Google and Visa. Ms. Jones graduated from Dartmouth College with a Bachelor's degree in Economics and Government and received her Masters in Business Administration from Stanford University.
About Spencer Rascoff
Mr. Rascoff co-founded Zillow and served as its CEO for a decade. During Mr. Rascoff's time as CEO, Zillow won dozens of "best places to work" awards as it grew to over 4,500 employees, $3 billion in revenue and $10 billion in market capitalization. Prior to Zillow, Mr. Rascoff co-founded and was VP, Corporate Development of Hotwire, which was sold to Expedia for $685 million in 2003. Mr. Rascoff is co-founder and Chair of Pacaso, a marketplace for vacation home ownership, as well as founder of several early-stage startups. Mr. Rascoff is an angel investor in more than 50 companies through his startup studio and venture capital firm, 75 & Sunny Ventures. Mr. Rascoff is also a visiting professor at Harvard where he teaches classes on entrepreneurship and startups. Mr. Rascoff graduated from Harvard University with a Bachelor's degree in Government.
About Match Group
Match Group (NASDAQ: MTCH), through its portfolio companies, is a leading provider of digital technologies designed to help people make meaningful connections. Our global portfolio of brands includes Tinder®, Hinge®, Match®, Meetic®, OkCupid®, Pairs™, PlentyOfFish®, Azar®, BLK®, and more, each built to increase our users' likelihood of connecting with others. Through our trusted brands, we provide tailored services to meet the varying preferences of our users. Our services are available in over 40 languages to our users all over the world.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are "forward looking statements." The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: Match Group's future financial performance, Match Group's business prospects and strategy, anticipated trends, and other similar matters. These forward-looking statements are based on management's current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: our ability to maintain or grow the size of our user base, competition, the limited operating history of some of our brands, our ability to attract users to our services through cost-effective marketing and related efforts, our ability to distribute our services through third parties and offset related fees, risks relating to our use of artificial intelligence, foreign currency exchange rate fluctuations, the integrity and scalability of our systems and infrastructure (and those of third parties) and our ability to adapt ours to changes in a timely and cost-effective manner, our ability to protect our systems from cyberattacks and to protect personal and confidential user information, risks relating to certain of our international operations and acquisitions, damage to our brands' reputations as a result of inappropriate actions by users of our services, uncertainties related to the tax treatment of our separation from IAC, uncertainties related to the acquisition of Hyperconnect, including, among other things, the expected benefits of the transaction and the impact of the transaction on the businesses of Match Group, and macroeconomic conditions. Certain of these and other risks and uncertainties are discussed in Match Group's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors that could also adversely affect Match Group's business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of Match Group management as of the date of this letter. Match Group does not undertake to update these forward-looking statements.